Joint Venture	12 Months Ended
Jan. 31, 2021
20. Joint Venture

On December 17, 2018, the Company entered into a joint venture arrangement whereby the Company holds 50% of the issued and outstanding shares of Pivot-Cartagena JV. Pivot-Cartagena JV will develop and commercialize cannabis-infused non-alcoholic beverages using the industry expertise of its joint venture partner. The Company and its joint venture partner each have 50% interest in the net assets and net income or loss of Pivot-Cartagena JV.

As of January 31, 2021, the Company has not made any investment related to Pivot-Cartagena JV. During years ended January 31, 2021 and 2020, there were no balances or transactions related to Pivot-Cartagena JV.